Exhibit 10.2.2

Ratification and Extension Agreement

          THIS Agreement is made and entered into this 6th day of August, 2008, by and between Millennium Group Worldwide Incorporated, a Florida corporation with its principal place of business at 2825 N. 10th Street, St. Augustine, Florida 32084 (“MGW”), and FRANKLIN AUTO MALL, INC. d/b/a Champion Chevrolet, Buick, Potomac, GMC with a principal place of business at 1201 Armory Drive, Franklin, Virginia 23851 (hereinafter referred to as “Franklin Auto”),

          WHEREAS, MGW have entered into a joint venture agreement dated November 16th, 2007 (the “Prior joint venture Agreement”);

          WHEREAS, the Prior joint venture Agreement (in the RECITALS) was conditioned upon MGW obtaining adequate funding under its Form S-1 Registration, such period of time having already expired as a function of the registration and review process;

          WHEREAS, both MGW and Franklin Auto, wish to ratify the Prior joint venture Agreement and extend the period that will satisfy the Recitals Section, Paragraph 4 and 5c condition as to timing.

          NOW, THEREFORE, the parties agree as follows:

1.	MGW and Franklin Auto hereby ratify the Prior Joint Venture Agreement in all respects;

2.	Recitals Section, Paragraph 5c relating to timing of funding is extended to no later than October 15, 2008,or immediately after the appropriate funding is available from the offering; and

3.

This Agreement, together with the Prior Joint Venture Agreement as hereby incorporated by reference, constitutes the entire understanding between the parties relating to the subject matter hereof, and no amendment or modification to this Agreement shall be valid or binding upon the parties unless made in writing and signed by each party.

          IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first written above.

MILLENNIUM GROUP WORLD INCORPORATED	FRANKLIN AUTO, INC.

/s/ Julius Jackson, Sr.	/s/

(Signature)	(Signature)

Julius Jackson, Sr, President
(Typed or Printed Name and Title)